SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                November 2, 2006
                                 Date of Report
                        (Date of earliest event reported)

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                                 AQUANTIVE, INC.
             (Exact name of registrant as specified in its charter)

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              Washington                   0-29361              91-1819567
     (State or other jurisdiction   (Commission File No.)      (IRS Employer
          of incorporation)                                 Identification No.)



            821 Second Avenue, 18th Floor, Seattle, Washington 98104 (Address of principal executive offices, including zip code)


                                 (206) 816-8800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 2.02  Results of Operations and Financial Condition

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On November 2, 2006, aQuantive, Inc. issued a press release announcing financial results relating to its third quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.


Item 9.01         Financial Statements and Exhibits

     (d)  Exhibits
     99.1      Press release issued by aQuantive, Inc., dated November 2, 2006.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2006


                                        AQUANTIVE, INC.

                                        By:     /s/ Linda Schoema
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                                        Name:   Linda Schoemaker
                                        Title:  Senior Vice President and
                                                  General Counsel



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                                  EXHIBIT INDEX


Exhibit No.  Description
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     99.1    Press release issued by aQuantive, Inc., dated November 2, 2006



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